UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22974

EAGLE POINT CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann

Philip T. Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: March 31, 2019

Item 1. Schedule of Investments.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of March 31, 2019

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Debt (4)
Avery Point V CLO, Limited	CLO Secured Note - Class E (7.67% due 7/17/26)	$3,950,000	$3,842,490	$3,383,175	1.04%
Avery Point V CLO, Limited	CLO Secured Note - Class F (8.27% due 7/17/26)	875,500	810,352	721,850	0.22%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (9.56% due 4/19/29)	2,450,000	2,359,737	2,244,445	0.69%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class E-R (8.74% due 1/15/29)	5,512,500	5,419,500	5,110,088	1.58%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (10.29% due 1/15/31)	830,000	804,732	739,281	0.23%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class E-R (7.97% due 1/16/26)	10,400,000	10,210,756	9,278,880	2.86%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (8.62% due 1/16/26)	8,000,000	7,852,829	7,216,800	2.23%
HarbourView CLO VII-R, Ltd.	CLO Secured Note - Class F (11.05% due 7/18/31)	733,333	689,571	663,153	0.20%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (8.16% due 10/28/25)	2,875,000	2,822,290	2,636,375	0.81%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (9.22% due 10/18/31)	4,150,000	4,069,546	3,894,360	1.20%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (8.26% due 4/20/31)	1,650,000	1,650,000	1,433,685	0.44%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (10.64% due 7/15/30)	900,000	839,137	815,940	0.25%
OZLM XXII, Ltd.	CLO Secured Note - Class D (8.07% due 1/17/31)	900,000	895,832	810,360	0.25%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note - Class E (9.61% due 4/15/32)	2,810,000	2,697,600	2,697,600	0.83%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class E-R (8.54% due 1/15/31)	245,853	245,853	225,423	0.07%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class F-R (10.66% due 1/15/31)	330,000	308,229	295,317	0.09%
Zais CLO 3, Limited	CLO Secured Note - Class DR (9.70% due 7/15/31)	1,850,000	1,805,511	1,646,500	0.51%
			47,323,965	43,813,232	13.52%
CLO Equity (5)(6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.85% due 10/20/28) (7)	8,725,000	5,378,931	2,823,413	0.87%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	11,177,500	665,882	558,875	0.17%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 12.95% due 4/18/31)	4,992,140	3,613,859	2,945,887	0.91%
Ares XLI CLO Ltd.	CLO Subordinated Note (estimated yield of 6.39% due 1/15/29) (7)	18,995,000	15,577,826	11,257,806	3.47%
Ares XLIII CLO Ltd.	CLO Subordinated Note (estimated yield of 10.61% due 10/15/29) (7)	20,100,000	16,795,306	13,048,574	4.03%
Ares LI CLO Ltd.	CLO Income Note (estimated yield of 13.80% due 4/15/31) (7)	13,400,000	11,256,000	11,257,868	3.47%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25) (8)	5,903,000	1,407,456	826,420	0.26%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 7/17/26) (9)	13,687,500	5,447,188	958,125	0.30%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 0.00% due 1/18/2025) (8)(10)	12,939,125	-	12,939	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 6.18% due 1/15/29) (7)	16,700,000	12,855,160	8,999,536	2.78%
Barings CLO Ltd. 2016-III	CLO Income Note (estimated yield of 0.00% due 1/15/28) (7)(8)(11)	30,118,421	23,635,966	18,297,763	5.65%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 18.17% due 4/15/31) (7)	20,808,000	17,305,999	17,259,374	5.33%
Barings CLO Ltd. 2019-I	CLO Income Note (estimated yield of 17.03% due 4/15/31) (7)	11,150,000	9,392,392	9,505,947	2.93%
Barings CLO Ltd. 2019-II	CLO Income Note (estimated yield of 16.47% due 4/15/31) (7)	14,450,000	11,244,585	11,244,585	3.47%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 12.88% due 7/15/28) (7)	17,784,935	13,665,932	12,258,582	3.78%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/15/26) (8)	1,575,000	471,609	236,250	0.07%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 7.51% due 10/22/30)	5,000,000	3,230,156	1,921,035	0.59%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/23/25) (9)	8,180,000	4,580,805	2,454,000	0.76%
Bristol Park CLO, Ltd.	CLO Income Note (estimated yield of 7.93% due 4/15/29) (7)(11)	34,250,000	26,502,213	19,665,448	6.07%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 20.97% due 7/15/31)	8,300,000	4,106,631	4,959,485	1.53%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 15.75% due 1/15/30)	7,874,061	6,341,584	6,262,068	1.93%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 18.28% due 10/18/30) (7)	17,265,625	7,483,536	7,236,548	2.23%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 15.10% due 1/18/31) (7)	16,033,750	8,780,113	7,916,884	2.44%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.17% due 10/22/31)	15,000,000	7,981,039	8,012,725	2.47%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 10.84% due 10/17/30)	7,500,500	4,220,647	3,323,093	1.03%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 19.56% due 4/19/29) (7)	9,724,324	6,344,140	6,829,559	2.11%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 27.00% due 1/15/29) (7)	31,100,000	18,863,919	18,547,262	5.72%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 12.03% due 10/15/30) (7)	7,700,000	6,401,096	5,512,328	1.70%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 13.72% due 1/15/31)	10,393,888	8,294,100	7,885,224	2.43%
Dryden 56 Euro CLO 2017 B.V. (12)	CLO Subordinated Note (estimated yield of 12.82% due 1/15/32)	1,675,000	1,768,452	1,573,102	0.49%
Dryden 66 Euro CLO 2018 B.V. (12)	CLO Subordinated Note (estimated yield of 6.81% due 1/18/32)	1,025,000	1,123,646	1,065,682	0.33%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 1/16/26) (7)(9)	27,360,000	12,829,500	2,736,000	0.84%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (9)	5,750,000	2,699,634	1,035,000	0.32%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (estimated yield of 33.31% due 7/18/31)	1,100,000	417,873	628,278	0.19%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 5/15/26) (8)	3,175,000	27,260	31,750	0.01%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (8)	9,050,000	41,365	22,625	0.01%
Madison Park Funding XX, Ltd.	CLO Subordinated Note (estimated yield of 12.69% due 7/27/30)	1,050,000	874,125	874,125	0.27%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 9.79% due 7/25/29)	3,000,000	2,405,678	2,209,677	0.68%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 8.67% due 10/25/29)	2,727,082	2,479,274	2,226,480	0.69%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (estimated yield of 13.70% due 2/28/47)	8,660,000	5,536,098	5,222,630	1.61%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (estimated yield of 13.19% due 1/23/48)	9,804,000	7,918,926	8,525,113	2.63%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 21.29% due 5/12/28)	6,375,000	2,838,431	2,097,738	0.65%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 8.12% due 10/28/25)	10,526,000	5,565,131	3,820,724	1.18%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.84% due 10/18/31)	15,204,000	10,335,478	10,952,157	3.38%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 15.58% due 11/15/29)	2,550,000	2,028,064	1,825,526	0.56%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 19.19% due 4/20/31)	2,075,000	1,860,913	1,928,294	0.60%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 13.96% due 4/18/31)	4,500,000	4,275,000	3,915,047	1.21%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 7.13% due 7/15/29)	4,037,500	2,112,782	1,632,735	0.50%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 7.13% due 7/15/29) (7)	16,534,625	11,083,569	7,630,909	2.35%

See accompanying notes to the consolidated schedule of investments

1

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of March 31, 2019

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (5)(6)
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (9)	$3,000,000	$1,255,034	$540,000	0.17%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26) (9)	2,500,000	1,434,330	775,000	0.24%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 24.64% due 7/15/30) (7)	13,750,000	7,637,834	10,191,162	3.14%
Octagon Investment Partners 27, Ltd.	CLO Subordinated Note (estimated yield of 18.90% due 7/15/30) (7)	11,804,048	7,150,917	8,208,833	2.53%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 17.73% due 8/16/37) (7)	7,719,320	6,518,888	5,428,290	1.68%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25) (9)	6,750,000	4,446,030	3,375,000	1.04%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (8)	2,500,000	89,000	75,000	0.02%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 14.17% due 5/21/29)	8,100,000	5,720,483	4,375,640	1.35%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.18% due 4/15/48) (7)	11,370,000	9,593,908	9,830,347	3.03%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (estimated yield of 15.04% due 4/15/32) (7)	8,500,000	6,992,975	6,992,975	2.16%
THL Credit Lake Shore MM CLO I Ltd.	CLO Income Note (estimated yield of 14.23% due 4/15/30) (7)	14,550,000	11,864,070	11,864,070	3.66%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 11.07% due 10/18/30) (7)	11,597,500	7,883,868	6,065,041	1.87%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 16.87% due 7/18/31)	9,681,764	5,217,550	4,893,222	1.51%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 10.43% due 1/15/31)	2,205,627	1,144,116	791,863	0.24%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 16.17% due 10/22/31)	11,000,000	7,399,452	6,826,906	2.11%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 17.93% due 7/15/28) (7)	13,050,000	10,763,489	9,010,788	2.78%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 9.19% due 4/18/29) (7)	14,950,000	12,166,692	9,836,563	3.04%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 13.27% due 10/15/30) (7)	18,150,000	15,032,201	13,071,445	4.03%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 14.12% due 7/15/30) (7)	15,750,000	12,729,434	12,935,602	3.99%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 12.76% due 1/20/29)	4,200,000	3,463,453	2,649,535	0.82%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 25.86% due 7/15/31) (7)	16,871,644	9,755,665	10,526,740	3.25%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 18.50% due 10/15/28)	5,950,000	3,911,560	3,550,170	1.10%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 18.85% due 7/15/29)	10,196,000	6,969,784	6,682,554	2.06%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 18.72% due 4/15/30)	12,777,500	9,548,514	9,159,939	2.83%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 16.72% due 4/15/29)	750,000	653,565	597,650	0.18%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 19.26% due 7/20/31)	2,390,000	2,027,322	2,001,091	0.62%
			511,435,403	442,226,621	136.46%
Loan Accumulation Facilities (5)(13)
Salmagundi VIII Income Note, Ltd.	Loan Accumulation Facility (Income notes)	7,790,000	7,790,000	7,824,040	2.41%
Salmagundi IX Income Note, Ltd.	Loan Accumulation Facility (Income notes)	4,980,000	4,980,000	4,990,838	1.54%
Salmagundi XI Income Note, Ltd.	Loan Accumulation Facility (Income notes)	1,160,000	1,160,000	1,160,773	0.36%
			13,930,000	13,975,651	4.31%

Total investments at fair value as of March 31, 2019			$572,689,368	$500,015,504	154.29%

Liabilities valued at fair value option (14)
6.6875% Unsecured Notes due 2028	Unsecured Note	$(67,277,675)	$(67,277,675)	$(67,815,896)	-20.93%
			$(67,277,675)	$(67,815,896)	-20.93%

Net assets above (below) fair value of investments and liabilities at fair value				(108,131,002)

Net assets as of March 31, 2019				$324,068,606

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(4)	CLO debt positions reflect the coupon rates as of March 31, 2019.
(5)	The fair value of CLO equity and loan accumulation facility investments were determined using significant, unobservable inputs.
(6)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are monitored and evaluated at each recurring reporting date. It is the Company's policy to update the effective yield for each CLO equity position held within the Company's portfolio on the respective anniversary date of the CLO investment's formation or reset. The Company also updates a CLO equity investment's effective yield in each instance where there is a respective partial sale, add-on, purchase, refinancing or reset involving the CLO equity investment held. The estimated yield and investment cost may ultimately not be realized. As of March 31, 2019, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 12.88%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 13.58%.
(7)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(8)	As of March 31, 2019, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9)	As of March 31, 2019, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(10)	As of March 31, 2019, investment cost has been fully amortized. Subsequent distributions, once received, will be recognized as realized gain.
(11)	For the period ending March 31, 2019, the Company converted its CLO equity investment from subordinated notes to income notes.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated schedule of investments

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of March 31, 2019, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair values attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instrument are recognized in earnings as incurred and not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reasons for electing the FVO are to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40 Beneficial Interests in Securitized Financial Assets requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

Effective yields for the Company’s CLO equity positions are monitored and evaluated at each reporting date. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation or reset. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, collectively with the Series 2027 Notes, the “Unsecured Notes”).

For the three months ended March 31, 2019, the Company incurred a total of $1,918,861in interest expense on its Preferred Stock, of which, $0 was payable as of March 31, 2019. For the three months ended March 31, 2019, the Company incurred a total of $1,682,350 in interest expense on the Unsecured Notes, of which $0 was payable as of March 31, 2019.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on mandatorily redeemable Preferred Stock and interest expense on certain Unsecured Note balances in the consolidated statement of operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss on extinguishment of debt on the consolidated statement of operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of March 31, 2019.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments and foreign currency. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the consolidated statement of assets and liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2019, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$705,055,967

Gross unrealized appreciation	3,197,783
Gross unrealized depreciation	(208,238,246)
Net unrealized depreciation	($205,040,463)

For the three months ended March 31, 2019, the Company incurred $22,500 in Delaware franchise tax expense.

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

For the three months ended March 31, 2019, the Company declared and paid distributions on common stock of $14,005,817 or $0.60 per share.

For the three months ended March 31, 2019, the Company declared and paid dividends on the Series A Term Preferred Stock of $880,597 or $0.48 per share.

For the three months ended March 31, 2019, the Company declared and paid dividends on the Series B Term Preferred Stock of $912,918 or $0.48 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2019:

Fair Value Measurement

	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$43,813,232	$-	$43,813,232
CLO Equity	-	-	442,226,621	442,226,621
Loan Accumulation Facilities	-	-	13,975,651	13,975,651
Total Assets at Fair Value	$-	$43,813,232	$456,202,272	$500,015,504

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$67,815,896	$-	$-	$67,815,896
Total Liabilities at Fair Value Under FVO	$67,815,896	$-	$-	$67,815,896

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

The changes in investments classified as Level III are as follows for the three months ended March 31, 2019:

Change in Investments Classified as Level III

	CLO Equity	Loan Accumulation Facilities	Total
Beginning Balance at January 1, 2019	$364,270,948	$49,967,780	$414,238,728
Purchases of investments	55,821,873	-	55,821,873
Proceeds from sales or maturity of investments (1)	(14,077,798)	(36,052,126)	(50,129,924)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	36,211,598	59,997	36,271,595
Balance as of March 31, 2019	$442,226,621	$13,975,651	$456,202,272

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2019	$35,746,830	$254,239	$36,001,069

(1)	Reflects $1,020,285 and $27,082,983 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO debt and CLO equity, respectively.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the consolidated statement of operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the consolidated statement of operations.

The change in unrealized appreciation on investments still held as of March 31, 2019 was $36,001,069.

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2019. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2019.

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of March 31, 2019	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$ 442,226,621	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.75% - 3.95% / 3.40%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	69.11% - 70.00% / 69.88%
			Yield to Maturity	0.00% - 67.63% / 18.32%

(1)	Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and indicative broker quotations. As a result, fair value assets of $13,975,651 have been excluded from the preceding table.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Prepayment Risk

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Company’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Company’s net income and the fair value of that asset. In addition, in most CLO transactions, CLO equity investors, such as the Company, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO equity securities to be repaid at par. Such prepayments of CLO equity securities held by the Company can also give rise to reinvestment risk if it is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated schedule of investments, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated schedule of investments, LIBOR is above the weighted average floor of generally all the senior secured loans held by the CLOs in which the Company invests.

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact the Company’s net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

LIBOR Mismatch Risk

Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. If 3-month LIBOR were to exceed 1-month LIBOR by a significant amount, this may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment

As of the date of the consolidated schedule of investments, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs. Given the structure of the Company’s investment advisory agreement with the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the agreement without any additional increase in relative performance on the part of the Adviser.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. Such a decline could also negatively affect the Company’s ability to make distributions. Leverage is generally considered a speculative investment technique. The Company’s ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized. In addition, any debt facility into which the Company may enter would likely impose financial and operating covenants that restrict its business activities, including limitations that could hinder the Company’s ability to finance additional loans and investments or make distributions.

14

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(UNAUDITED)

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying a CLO will rise or fall, these prices (and, therefore, the prices of the CLO securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests the Company acquires in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid securities.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

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Item 2. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (the Registrant’s principal executive officer) and Chief Financial Officer (the Registrant’s principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Filed as exhibits herewith are separate certifications for the Chief Executive Officer and the Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	May 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	May 22, 2019

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer

Date:	May 22, 2019